Investor Presentation Leading Home Health & Hospice May 2013 clinical quality innovative care models better communities Exhibit 99.1

Forward-looking Statements
This presentation may include forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on
Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on
Form 8-K, copies of which are available on the Amedisys internet website
http://www.amedisys.com
at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
2
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we have
posted additional important
information such as press releases,
profiles concerning our business and
clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-critical
information regarding the Company in
advance of or in lieu of distributing a
press release or a filing with the SEC
disclosing the same information.
or by contacting the Amedisys Investor Relations department
Additional information regarding factors that could cause actual results to differ

Company Overview

•
Founded in 1982, publicly listed 1994
•
524 care centers in 38 states
•
15,100 employees
•
Projected revenue in 2013 of approximately $1.3
billion
•
Largest provider of skilled home health services
•
4
th
largest hospice business
1
For the quarter ended March 31, 2013

Business Segments

Business
Segment
% of
Revenue Reimbursement Type
HH - Medicare 65%
Paid episodically (over a 60-
day episode of care)
HH – Non-Medicare 15%
Majority paid per visit;
remainder paid episodically
Hospice 20%
Mainly Medicare; paid at a
daily rate
1
Revenue mix based on 1Q13 revenue
65%
15%
20%
Revenue Mix
¹
HH - Medicare
Hospice
HH - Non-Medicare

Care Center Locations 1 5 Home Health Care Centers (427) Hospice Care Centers (97) 1 As of March 31, 2013

Estimated Market Share – Medicare Revenue

13.6%
13.6%
5.7%
7.9%
56.8%
12.5%
17.1%
Home Health
Amedisys Public Peers
For Profit Hospital-based
Non-Profit
1.5%
12.1%
45.2%
7.8%
33.4%
Hospice
Amedisys Public Peers
For Profit Hospital-based
Non-Profit

Home Health/Hospice Medicare Spend
Home Health Source: CBO March 2013 Baseline report (10 year CAGR)
Hospice Source: 2011 actual hospice spending with growth rate based on “Other Services” section of CBO March 2013 Baseline report (10 year CAGR)
Population growth estimates provided by Tetrad; CAGR is for 2012-2017 (5 years)
Compound Annual Growth Rates (CAGR)
Home Health Expenditures = 4.4%
Hospice Expenditures = 5.2%
65+ Population = 3.6%
75+ Population = 2.6%
15
15
16
17
17
19
20
21
22
24
19 19
20
21 21
22
24
25
27
28
$-
$5
$10
$15
$20
$25
$30
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
Hospice Home Health

Medicare Reimbursement

Reimbursement Considerations Reimbursement Considerations
-
-
-
-2.0%
-2.4%
-5.2%
1.9%
-2.3%
-4.2%
-6.0% -3.0% 0.0% 3.0% 6.0%
2013
2012
2011
2010
Home Health
Industry AMED Specific
-1.1%
Industry AMED Specific
1.1%
2.4%
1.8%
1.4%
-6.0% -3.0% 0.0% 3.0% 6.0%
2013
2012
2011
2010
Hospice
Expected in July
• 2014 rebasing
• Sustainable growth rate legislation
(Doc Fix)
• Co-payment proposals
• 2014 proposed rule
• Hospice rebasing (U-shaped
reimbursement)
• Nursing home reimbursement
2014 - Proposed
2014 - Proposed

Favorable Long Term Trends
•
Compelling demographics
•
Patient preference
•
Low cost of care delivery
•
Increased payor and hospital focus
9
Inpatient
Hospital LTAC IRF SNF Hospice
Home
Health
Average Cost of Stay $11,700 $38,664 $17,398 $11,728 $11,321 $5,257
Average Length of Stay 5 days 26 days 13 days 27 days 86 days 120 days
Average Per Diem Cost $2,388 $1,470 $1,338 $431 $132 $44
Source: MedPAC March 2013 report; hospital information is for inpatient facilities only and is estimated based on patient discharges

Traditional Home Health and Hospice

Current
Business
Dynamics
Issues
• Fee for service based
• High volume / low margins
• “Retail” relationships
• Patients with multiple
conditions
• Limited physician
coordination
• Poor coordination /
communication
• Misaligned incentives
• Minimal data interchange
• Regulatory limitations on
services

Future Trends

Home
Health
Coordinated Care
Management
Patient
Home
Hospice
Post-Acute
Facilities
Payors Physicians
Hospitals
• Aligned incentives
• Data exchange
• Communications
• Care Protocol
• Outcome focused
• Value driven
Informal
Care Givers

Care Management Initiatives
•
Patient care management
•
Shared service care centers
•
Bundled payment initiatives
•
Next generation operating system
•
Other
–
ACO partnerships
–
Enterprise-level relationships
–
Palliative care and medical home

Patient Care Management

•
“Right Care. Right Time.  Right Place.”
•
Centralized support
– Local clinical decisions
– Exception reporting
•
Recertification review
– Attainment of patient goals
– Physician orders or medication changes
– Hospitalization during episode
•
Utilization focus
– Reduce care plan variability
– Patient outcome driven

Shared Service Model
• ~ 475 care centers organized into 70 “pods”
– Completed by the end of 2013
– ~850 ADC; $20M in revenue per “pod”
14
Quality Care
Operational
Efficiency
Leadership
•
Centralized functions (on-call, intake, scheduling)
•
Scheduling efficiency
•
Specialty clinician productivity
•
Clinical resource support
•
Consistency in care delivery/training
•
POD leadership supporting all care centers
•
Improved leadership turnover coverage

Bundles
•
CMS Bundled Payment for Care Initiative (BPCI) program
– Amedisys focused on Model 3 (post-acute)
– CMS to set target price for relevant services during bundle
– Awardees share savings and “at risk” for costs greater than target
•
Amedisys in awardee process in 5 regions
– Currently in Phase I -- a no-risk reporting and ramp-up period
– Phase II (at risk), expected to begin October 1, 2013
– Developing partnerships with hospitals/other partners to manage
•
Also focused on ACOs and Model 2 bundles

AMS3 Operating System
•
4Q13       Development complete / implementation begins
•
Migrating to .Net platform     Existing platform sun setting
•
Benefits of proprietary system
–
Low incremental spend
–
Ongoing flexibility and customization
•
Enhancements over existing system
–
Greater clinician productivity
–
Superior clinical management engine
–
Care center efficiencies
–
Interoperability
–
Billing efficiencies
–
Expect $10-$15M in net annual savings after fully rolled out

Capital Expenditures

PeopleSoft
IT Security
AMS3 Development
28.4
36.4
64.0
44.4
48.3
48.0
2.4%
2.4%
4.0%
3.0%
3.2%
3.7%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
0.0
25.0
50.0
75.0
100.0
125.0
2008 2009 2010 2011 2012 2013

Summary Financial Results

(Continuing operations only.  $ in millions, except per share data)
2011
(1)
2012
(1)
1Q12
(2)
1Q13
(2)
Adjusted Net Revenue $ 1,464 $ 1,488 $ 371 $ 339
Gross Margin % 46.7% 43.5% 43.8% 43.2%
Adjusted EBITDA $ 157 $ 103 $ 27 $ 17
Adjusted EBITDA Margin 10.7% 6.9% 7.3% 5.1%
Adjusted EPS $2.29 $1.08 $0.29 $0.13
1. The financial results for the years 2012 and 2011 are adjusted for certain items incurred in 2012 and 2011 and should be considered non-GAAP financial measures.  A reconciliation of these non-GAAP financial measures is included as Exhibit 99.2 to our Form 8-K filed with the Securities and Exchange Commission on March 12, 2013.
2. The financial results for the three-month period ended March 31, 2013 and March 31, 2012 are adjusted for the legal fees associated with investigations of $1.2 million and
$2.2 million, respectively, and should be considered a non-GAAP financial measure.  A reconciliation of this non-GAAP financial measure is included as Exhibit 99.2 to our
Form 8-K filed with the Securities and Exchange Commission on April 30, 2013

Home Health Segment

($ in millions, continuing operations)
2011
(1)
2012
(1)
1Q12
(2)
1Q13
(2)
Medicare Revenue $ 1,038 $ 953 $ 242 $ 221
Non-Medicare Revenue $213 $245 $59 $51
Total Revenue $ 1,251 $ 1,198 $ 301 $ 272
Gross Margin % 46.9% 42.3% 42.9% 42.3%
Contribution $220 $124 $32 $26
Contribution % 17.6% 10.4% 10.5% 9.4%
1. Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on March 12, 2013.
2. Results as reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 as filed with the Securities and Exchange Commission on April 30, 2013

Home Health Operating Statistics
2011
(1)
2012
(1)
1Q12
(2)
1Q13
(2)
Medicare
Admissions 202,603 200,590 51,153 52,122
Same store admissions growth (5)% 0% (2)% 2%
Recertification rate 44.4% 42.2% 43.5% 37.7%
Revenue per episode $3,027 $2,874 $2,882 $2,782
Visits per episode 18.7 18.7 18.6 17.4
Non-Medicare
Admissions 73,880 93,016 23,192 22,423
Visits 1,754,255 2,074,446 504,398 436,035
Revenue  / Visit $121.30 $118.30 $116.97 $117.42
1.
Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on March 12, 2013.
2. Results as reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 as filed with the Securities and Exchange Commission on April 30, 2013.

Hospice Segment

($ in millions, continuing operations)
2011
(1)
2012
(1)
1Q12
(2)
1Q13
(2)
Total Revenue $ 218 $ 290 $ 69 $ 67
Gross Margin % 46.5% 48.3% 47.4% 47.1%
Contribution $49 $62 $15 $12
Contribution % 22.6% 21.4% 21.9% 17.5%
Operating Statistics
Total admissions 15,889 19,161 4,902 4,992
Same store revenue growth 19% 13% 17% (5)%
Average daily census (ADC) 4,197 5,427 5,190 5,091
Average length of stay (ALOS) 88 99 91 103
1. Results as reported in our Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on March 12, 2013
2. Results as reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 as filed with the Securities and Exchange Commission on April 30, 2013.

Summary Balance Sheet
Assets Dec. 31, 2012 Mar. 31, 2013
Cash $         15 $        7
Accounts Receivable, Net 169 145
Property and Equipment 157 156
Goodwill 210 210
Other 180 194
Total Assets $       731    $      712
Liabilities and Equity
Debt $       103 $      79
Other Liabilities 174 171
Equity 454 462
Total Liabilities and Equity $       731   $      712
Leverage Ratio 1.10x 0.95x
Days Sales Outstanding 42 37
($ in millions)

Liquidity
1
1. Unused revolver of $143 million
2. 1Q13 scheduled debt repayment includes $20M principal payment of senior notes due in March 2013, at end of quarter $20M in senior notes remain outstanding and are due in March 2014
3. Other cash flows include refinancing costs associated with credit agreement signed on October 26, 2012, retirement of long-term debt and acquisitions.
($ in millions)
2012A 1Q13A 2013F
Cash Flow From Operations $ 69 $32 $ 94-99
Capital Expenditures 48 10 45-50
Scheduled debt repayments
2
29 24 36
Cash Flow, Net (8) (2) 8-18
Beginning Cash 48 $15
Other
3
(25) (6)
End Cash $   15 $7

1Q13 Announced Initiatives
•
Exiting 50 low-performing care centers
–
~15 will be consolidated with other care centers
–
~35 will be divested
–
~$10M annualized run rate EBITDA improvement
•
Corporate cost savings
–
~$5M annualized run rate EBITDA improvement
•
Patient care management
–
Consistency in care
–
Improved utilization and outcomes

Guidance
¹
Calendar Year 2013
²
Net revenue: $1.28 - $1.32 billion
EPS: $0.45 - $0.55
Diluted shares: 31.5 million
1. Guidance  based on continuing operations excluding the effects of any one-time costs associated with our announced market exit activity or corporate expense initiatives.
2. Provided as of the date of our form 8-K filed with the Securities and Exchange Commission on April 30, 2013.

Investment Rationale
•
Favorable demographic trends
•
Positive attributes of home based care
•
IT infrastructure/scalability
•
Clinical quality and innovation
•
Strong liquidity and capital position
•
Market share capture opportunities
26
Efficient Core
Business
Care Mgmt
Solutions

Contact Information Tom Dolan SVP Finance and Treasurer Amedisys, Inc. 5959 S. Sherwood Forest Boulevard Baton Rouge, LA 70816 Office: 225.299.3391 Fax: 225.298.6435 tom.dolan@amedisys.com 27